As filed with the Securities and Exchange Commission on August 9, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Royalty & Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Updated August 1, 2011

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2013

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® Royalty & Income Fund

Shareholder Letter

Dear Fellow Shareholders,

The Cushing® Royalty & Income Fund (the Fund) ended the first half of the fiscal period ended May 31, 2013 with positive performance. Following weakness in December 2012 due to concerns about the fiscal cliff, markets quickly rebounded as Washington once again avoided implementation. The master limited partnership (MLP) market specifically benefited from robust fund flows into the sector and continued positive business fundamentals. In particular, the Fund benefited from overweight positions in the exploration and production (E&P or Upstream) MLP sector.

Despite challenging fundamentals and operating conditions for many Upstream MLPs and U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (Energy Trusts) in the latter months of 2012 and the first calendar quarter of 2013, the Fund performed well overall through the six month fiscal period ended May 31, 2013. Extreme weather conditions in many operating areas caused freeze-offs, plant shut-downs, and production curtailments that negatively impacted performance. Additionally, weak pricing for natural gas liquids (NGLs) and the growing pains associated with regional infrastructure constraints as shale gas and oil production increases also marginally reduced cash flows and production for certain Upstream MLPs and Energy Trusts. Looking forward, we expect most of these issues to be alleviated by new processing and pipeline infrastructure that will come online over the next few quarters.

As we have written previously, growth in the U.S. royalty trust space has stopped, and we believe performance of some trusts within the space is to blame for this abrupt shift. We believe there exists considerable value in owing certain Energy Trusts with perpetual or long-term lives, and diversified royalty or mineral interests in multiple fields, counties, and states. However, as we have seen in some of the newer trust structures, such as the “drilling” trusts which have an obligation by the sponsor to drill a specified number of wells, there can be considerably more risk involved. The SandRidge Trusts (NYSE: SDR and SDT) were a big disappointment, and we exited our positions due to significant underperformance of the underlying trust properties and uncertainties surrounding future drilling results as the drilling obligations are fulfilled by the parent. Initially, the production and drilling performance in these trusts was meeting or exceeding company guidance and forecasts. However, as drilling continued, particularly in the Mississippian trusts, production type curve estimates were reduced —then reduced again. Finally, it became clear that our forecasts based on company forecasts and guidance could no longer be achieved and would be significantly below initial expectations and return potentials set forth in the various trust offering documents.

The SandRidge Trusts are but one example of disappointing results we have seen in newer U.S. royalty trusts. Because of these issues we remain underweight this sector and continue to hold only a few, select, perpetual trusts at this time. In our view, active management is essential in this sector to contribute to strong performance. Because of the limited opportunities in the Energy Trust sector we have added a few select Upstream MLPs that pay a variable distribution. These variable distribution Upstream MLPs have historically generated attractive yields and, based on our proprietary fundamental research, we believe may offer compelling total return prospects.

The Upstream MLP sector has certainly seen its share of drama over the last six months, including a buyout of Pioneer Southwest Energy Partners, LP (NYSE: PSE), a targeted short campaign against Linn Energy, LLC (NASD: LINE), and shifting market conditions that turned EV Energy Partners LP’s (NASD: EVEP) asset divestiture plans upside down. The Fund benefited from the positive performance surprise in the buyout of the outstanding units of PSE by parent Pioneer Natural Resources Co. (NYSE: PXD) for an 18% premium. Pioneer Southwest Energy Partners has been a core holding of the Fund since inception due to its strong parent, high quality Permian assets base, good distribution coverage, and very low leverage.

The short campaign against LINE and Linn Co. LLC (NASD: LNCO) (Linn) has been a grueling battle between a certain short-sale advisory firm, Barron’s, and Linn. At the heart of the debate is Linn’s treatment of oil and natural gas put contract accounting and whether cash flows are overstated because of this. Essentially, Linn’s position is that if they supplement and stabilize the future cash flows of an acquisition with the purchase of puts, they have already incurred the cash “cost” of those puts in terms of the cost of interest and distributions associated with the extra capital required to purchase them. Therefore, Linn’s policy has been to not deduct the amortization of those puts from distributable cash flow (DCF) in the quarter in which they are consumed. The other side of the argument is that the amortized cost of those puts should be deducted from DCF, even though amortization is a non-cash charge against a cash calculation. The debate rages on, and while Linn’s treatment may not be the most conservative possible, we continue to view Linn’s extensive asset base, highly experienced management and technical team, and outlook for future growth potential, very positively.

Finally, EVEP had previously been a core holding of the Fund based on the potential value of the monetization of their Utica Shale acreage in Ohio. The Utica Shale is still in the very early stages of commercial development, and operators are still experimenting with completion technics and testing the outer boundaries of the play. While there is no question that certain areas of the play are highly economic, we believe other areas will need continued research and the correct application of technology to fully realized the economic value of the play. Unfortunately, during the last several quarters while EVEP has been marketing the play, several large companies have put their sizeable acreage packages up for sale, infrastructure constraints have held back development, and general market conditions have made it truly a “buyer’s market”. Consequently, EVEP has had a very difficult time finding the right buyers at the right prices and, as a result, continue to hold out for the best prices they can get for their assets. In our view, the divesture process is likely to take longer than most are expecting and sale prices could be disappointing as well. While we see significant long term value in the company’s Utica Shale assets, overriding royalty interests, and midstream assets, we view current fundamentals as somewhat soft and will therefore wait for a better risk/reward proposition before returning to the stock.

Fund Performance

For the six month period ended May 31, 2013, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of 0.35% versus total returns of 16.43% and 0.54% for the S&P 500 Index (Total Return) and Cushing® Upstream Energy Income Index (Total Return), respectively.

The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was 11.85% for the fiscal year to date 2013 and differs from the Net Asset Value Total Return due to fluctuations in share price to NAV.

Distributions and Leverage

The Fund’s investment strategy focuses on holding core positions in higher yielding MLPs with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in Upstream

MLPs and Energy Trusts when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is expected to have positive impacts over the longer term.

We were pleased to maintain the Fund’s quarterly distribution rate at $0.50 per share during its first five fiscal quarters of operation. This was achieved through active portfolio management and the appropriate utilization of leverage. Over time, the Fund’s distributions will vary based upon the distributions received from underlying investments. The underlying investments have both direct and indirect commodity exposure, and in some cases the underlying securities have variable distribution policies. Therefore, dramatic moves in commodity prices can and will have an effect on future distributions by the fund.

In closing, despite the near term forces affecting the broader market which could lead to periods of increased volatility, we remain focused on the favorable long-term fundamental attributes of Upstream MLPs and select Energy Trusts and the potential for attractive total returns based on current yield and expected distribution growth. We believe the thesis of growth of the Upstream MLP sector through acquisitions of mature, low-decline producing assets continues to look very favorable as the U.S. Shale Revolution continues and E&P companies seek alternatives to fund their shale development opportunities. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals for the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank

Chairman and Chief Executive Officer

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The fund will invest in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

An investment in the Fund has different tax consequences than a direct investment in an MLP, U.S. royalty trust, Canadian royalty trust or Canadian exploration and production company. The Fund is organized as a Subchapter “C” Corporation and is subject to US federal income tax on taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Cushing® Upstream Energy Income Index tracks the performance of publicly traded U.S. royalty trusts and upstream exploration and production (“E&P”) energy MLPs. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Royalty & Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Royalty Trusts
(5)	Senior Notes

The Cushing® Royalty & Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Period from December 1, 2012 through May 31, 2013	Period from February 28, 2012 through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions received	$8,517,570	$14,182,412
Dividends from Canadian common stock, net of foreign taxes withheld	555,527	837,642
Interest income & other	123,021	136,981

Total income from investments	$9,196,118	$15,157,035
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$1,498,776	$2,165,708
Operating expenses(a)	301,088	590,559
Leverage costs	125,339	172,350

Total advisory fees and operating expenses	$1,925,203	$2,928,617
Distributable Cash Flow (DCF)(b)	$7,270,915	$12,228,418
Distributions paid on common stock	$9,571,764	$9,553,051
Distributions paid on common stock per share	$1.00	$1.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.0 x	1.6 x
After advisory fee and operating expenses	0.8 x	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	202,042,963	214,585,962
Unrealized appreciation (depreciation), net of income taxes	468,542	(1,326,035)
Short-term borrowings	10,900,000	20,300,000
Short-term borrowings as a percent of total assets	5%	9%
Net Assets, end of period	185,377,741	193,829,931
Net Asset Value per common share	$19.33	$20.27
Market Value per share	$21.30	$20.04
Market Capitalization	$204,269,833	$191,673,903
Shares Outstanding	9,590,133	9,564,566

(a)	Excludes expenses related to capital raising

(b)

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions and offering expenses.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited)	May 31, 2013

COMMON STOCK — 13.8%(1)	Shares	Fair Value

Crude Oil & Refined Products — 1.7%(1)
United States — 1.7%(1)
Berry Petroleum Company	71,400	$3,092,334

Upstream — 12.1%(1)
Canada — 12.1%(1)
Arc Resources LTD	196,400	5,436,875
Crescent Point Energy Corporation	232,500	8,418,664
Enerplus Corporation	549,500	8,561,210

		22,416,749

Total Common Stock (Cost $26,599,509)		$25,509,083

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 76.9%(1)
Coal — 1.4%(1)
United States — 1.4%(1)
Natural Resource Partners, L.P.	120,500	$2,681,125

Crude Oil & Refined Products — 1.1%(1)
United States — 1.1%(1)
Delek Logistics Partners, L.P.	56,700	1,945,377

Natural Gas Gatherers & Processors — 1.5%(1)
United States — 1.5%(1)
PVR Partners, L.P.	110,500	2,846,480

Other — 0.9%(1)
United States — 0.9%(1)
Calumet Specialty Products Partners, L.P.	49,500	1,690,425

Shipping — 1.1%(1)
Republic of the Marshall Islands — 1.1%(1)
Capital Product Partners, L.P.	219,548	2,015,451

Upstream — 65.7%(1)
United States — 65.7%(1)
BreitBurn Energy Partners, L.P.(3)	928,200	17,199,546
Dorchester Minerals, L.P.(3)	226,900	5,468,290
Legacy Reserves, L.P.(3)	605,900	16,056,350
Linn Energy, LLC(3)	526,100	17,308,690
LRR Energy, L.P.(3)	260,900	3,519,541
Memorial Production Partners, L.P.(3)	639,102	12,021,508
MID-CON Energy Partners, L.P.(3)	638,900	14,899,148
QR Energy, L.P.(3)	1,056,092	17,847,955
Vanguard Natural Resources, LLC(3)	620,000	17,453,000

		121,774,028

Variable Distribution — 5.2%(1)
United States — 5.2%(1)
Alon USA Partners, L.P.	107,100	2,633,589
CVR Refining, L.P.	81,900	2,486,484
Northern Tier Energy, L.P.	107,900	2,562,625
PetroLogistics, L.P.	140,500	1,896,750

		9,579,448

Total Master Limited Partnerships and Related Companies (Cost $139,877,705)		$142,532,334

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited)	May 31, 2013 — (Continued)

ROYALTY TRUSTS — 6.5%(1)	Shares	Fair Value

Upstream — 6.5%(1)
United States — 6.5%(1)
Hugoton Royalty Trust	254,800	$2,280,460
Pacific Coast Oil Trust	535,200	9,799,512

Total US Royalty Trusts (Cost $12,231,279)		$12,079,972

SENIOR NOTES — 1.7%(1)	Principal Amount
Upstream — 1.7%(1)
United States — 1.7%(1)
BreitBurn Energy Partners, L.P., 7.875%, due 04/15/2022	$1,000,000	$1,090,000
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	2,065,000

Total Senior Notes (Cost $3,095,000)		$3,155,000

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.0%(1)	Shares
United States — 0.0%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	2,057	$2,057
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	2,057	2,057
Fidelity Money Market Portfolio — Institutional Class, 0.08%(2)	2,057	2,057
First American Government Obligations Fund — Class Z, 0.02%(2)	2,057	2,057
Invesco STIC Prime Portfolio, 0.02%(2)	2,057	2,057

Total Short-Term Investments (Cost $10,285)		$10,285

TOTAL INVESTMENTS — 98.9%(1) (Cost $181,813,778)		$183,286,674
Other Assets in Excess of Liabilities — 1.1%(1)		2,091,067

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$185,377,741

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2013.

(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2013

Assets
Investments, at fair value (cost $181,813,778)	$183,286,674
Cash	1,324,764
Receivable for investments sold	2,780,101
Deferred tax asset	14,324,873
Distributions and dividends receivable	288,810
Interest receivable	30,665
Prepaid expenses	7,076

Total assets	202,042,963

Liabilities
Payable to Adviser, net of waiver	273,935
Payable for investments purchased	5,248,481
Short-term borrowings	10,900,000
Accrued interest expense	544
Payable to Trustees	5,631
Accrued expenses and other liabilities	236,631

Total liabilities	16,665,222

Net assets applicable to common stockholders	$185,377,741

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 9,590,133 shares issued and outstanding (unlimited shares authorized)	$9,590
Additional paid-in capital	209,691,412
Undistributed net investment income, net of income taxes	1,278,725
Accumulated realized loss, net of income taxes	(26,070,528)
Net unrealized appreciation on investments, net of income taxes	468,542

Net assets applicable to common stockholders	$185,377,741

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$19.33

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Operations (Unaudited)

Period From December 1, 2012 through May 31, 2013

Investment Income
Distributions received	$8,517,570
Less: return of capital on distributions	(8,657,814)

Distribution income	(140,244)
Dividends from common stock, net of foreign taxes withheld of $80,643	555,527
Interest income	123,021

Total Investment Income	538,304

Expenses
Advisory fees	1,631,493
Administrator fees	94,614
Professional fees	49,674
Insurance fees	48,228
Trustees’ fees	36,452
Registration fees	21,940
Reports to stockholders	20,529
Custodian fees and expenses	15,375
Transfer agent fees	13,540
Fund accounting fees	736

Total Expenses before Interest Expense	1,932,581

Interest expense	125,339

Total Expenses	2,057,920
Less: expenses waived by Adviser	(132,717)

Net Expenses	1,925,203

Net Investment Loss, before Income Taxes	(1,386,899)
Deferred tax benefit	1,831,878

Net Investment Income	444,979

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(11,355,889)
Net realized loss on foreign currency and translation of other assets	(419)
Deferred tax benefit	3,480,526

Net realized loss on investments	(7,875,782)

Net change in unrealized appreciation of investments, before income taxes	13,586,816
Net unrealized depreciation on foreign currency and translation of other assets	(331)
Deferred tax expense	(5,530,554)

Net change in unrealized appreciation of investments	8,055,931

Net Realized and Unrealized Gain on Investments	180,149

Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$625,128

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statements of Changes in Net Assets

	Period From December 1, 2012 through May 31, 2013	Period From February 28, 2012(1) through November 30, 2012
	(Unaudited)
Operations
Net investment income	$444,979	$1,312,334
Net realized loss on investments	(7,875,782)	(18,194,746)
Net change in unrealized appreciation (depreciation) of investments	8,055,931	(7,587,389)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	625,128	(24,469,801)

Dividends and Distributions to Common Stockholders
Net investment income	(478,588)	—
Return of capital	(9,093,176)	(9,553,051)

Total dividends and distributions to common stockholders	(9,571,764)	(9,553,051)

Capital Share Transactions
Proceeds from initial public offering of 0 and 9,545,000 common shares, respectively	—	238,624,989
Underwriting discounts and offering expenses associated with the issuance of preferred shares	—	(11,215,375)
Issuance of 25,567 and 15,378 common shares from reinvestment of distributions to stockholders, respectively	494,446	343,169

Net increase in net assets applicable to common stockholders from capital share transactions	494,446	227,752,783

Total increase (decrease) in net assets applicable to common stockholders	(8,452,190)	193,729,931
Net Assets
Beginning of fiscal period	193,829,931	100,000

End of fiscal period	$185,377,741	$193,829,931

Undistributed net investment income at the end of the fiscal period, net of income taxes	$1,278,725	$1,312,334

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Cash Flows (Unaudited)

Period From December 1, 2012 through May 31, 2013

Operating Activities
Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$625,128
Adjustments to reconcile Increase in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(13,586,816)
Purchases of investments	(92,065,851)
Proceeds from sales of investments	101,214,035
Proceeds from option transactions, net	19,432
Return of capital on distributions	8,657,814
Net realized losses on sales of investments	11,355,889
Net sales of short-term investments	268,854
Changes in operating assets and liabilities
Receivable for investments sold	(2,780,101)
Deferred tax liability	218,150
Interest receivable	(74)
Distributions and dividends receivable	60,910
Prepaid expenses	2,623
Payable to Adviser, net of waiver	48,579
Payable for investments purchased	5,248,481
Accrued interest expense	544
Accrued expenses and other liabilities	11,587

Net cash provided by operating activities	19,299,184

Financing Activities
Proceeds from borrowing facility	27,800,000
Repayment of borrowing facility	(37,200,000)
Dividends paid to common stockholders	(9,077,318)

Net cash used in financing activities	(18,477,318)

Increase in Cash and Cash Equivalents	821,866
Cash and Cash Equivalents:
Beginning of period	502,898

End of period	$1,324,764

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$125,767
Additional paid-in capital from Dividend Reinvestment	$494,446

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Period From February 28, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.27		$—
Public offering price	—		25.00
Underwriting discounts and offering costs on issuance of common shares	—		(1.17)
Income from Investment Operations:
Net investment income	—		0.14
Net realized and unrealized gain (loss) on investments	0.06		(2.70)

Total increase (decrease) from investment operations	0.06		(2.56)

Less Distributions to Common Stockholders:
Net investment income	(0.05)		—
Return of capital	(0.95)		(1.00)

Total distributions to common stockholders	(1.00)		(1.00)

Net Asset Value, end of period	$19.33		$20.27

Per common share fair value, end of period	$21.30		$20.04

Total Investment Return Based on Fair Value(4)	11.85	%(3)	(16.21	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Period From February 28, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$185,378		$193,830
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(5)(6)(7)	2.42%		(7.31)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(5)(6)(7)	2.28%		(7.59)%
Ratio of net investment income to average net assets before waiver(5)(6)(8)	(1.61)%		1.08%
Ratio of net investment income to average net assets after waiver(5)(6)(8)	(1.47)%		1.36%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(5)(6)	(1.84)%		10.59%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(5)(6)	(1.70)%		10.87%
Portfolio turnover rate	45.95	%(9)	65.18	%(9)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

For the period ended May 31, 2013, the Fund accrued $218,150 in net current and deferred tax expense. For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(7)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 2.18% and 2.20% for the period ended May 31, 2013 and period from February 28, 2012 through November 30, 2012, respectively.

The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.04% and 1.92% for the period ended May 31, 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(8)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(9)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Notes to Financial Statements (Unaudited)

May 31, 2013

1.    Organization

The Cushing® Royalty & Income Fund (the “Fund”) was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® MLP Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short at May 31, 2013.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statement of Operations. For the period ended May 31, 2013, the Fund has estimated approximately 35% of the distributions received from Energy Trusts and MLPs to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2013, the Fund’s dividends and distributions were expected to be comprised of 5% ordinary income and 95% return of capital. The tax character of distributions paid for the period ended May 31, 2013 will be determined in early 2014.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B – by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $1,631,493 in advisory fees for the period ended May 31, 2013. The Adviser agreed to waive 0.25% of its management fee through February 28, 2013. The Adviser waived $132,717 for the period ended May 31, 2013.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,291,361
Capital loss carryforward	13,770,376
Foreign tax credit	80,643

Total deferred tax assets	16,142,380
Less Deferred tax liabilities:
Net unrealized appreciation on investments in securities	1,817,507

Net deferred tax asset	$14,324,873

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$867,364	November 30, 2032
November 30, 2013	5,279,395	November 30, 2033

	$6,146,759

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$27,203,934	November 30, 2017
November 30, 2013	9,748,015	November 30, 2018

	$36,951,949

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2013, as follows:

Income tax expense at the federal statutory rate of 35%	$242,729
State income tax expense, net of federal benefit	21,042
Tax expense (benefit) on permanent items	(25,716)
Foreign taxes withheld	80,643
Tax expense (benefit) on provision to return differences	(19,905)

Total tax expense	$298,793

At May 31, 2013, the cost basis of investments was $178,410,727 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,989,528
Gross unrealized depreciation	(12,113,920)

Net unrealized appreciation	$4,875,608

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$25,509,083	$25,509,083	$—	$—
Master Limited Partnerships and Related Companies(a)	142,532,334	142,532,334	—	—
Royalty Trusts(a)	12,079,972	12,079,972	—	—

Total Equity Securities	180,121,389	180,121,389	—	—

Notes
Senior Notes(a)	3,155,000	—	3,155,000	—

Total Notes	3,155,000	—	3,155,000	—

Other
Short-Term Investments	10,285	10,285	—	—

Total Other	10,285	10,285	—	—

Total	$183,286,674	$180,131,674	$3,155,000	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2013.

There were no transfers between any levels during the period ended May 31, 2013.

7.    Investment Transactions

For the period ended May 31, 2013, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $92,065,851 and $101,214,035 (excluding short-term securities), respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 9,564,566 shares outstanding at November 30, 2012. Transactions in common stock for the fiscal year ended November 30, 2012 were as follows:

Shares at February 28, 2012	4,188
Shares sold through initial offering	8,300,000
Shares sold through additional offering	1,245,000
Shares issued through reinvestment of distributions	15,378

Shares at November 30, 2012	9,564,566
Shares sold through reinvestment of distributions	25,567

Shares at May 31, 2013	9,590,133

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Bank of America — Merrill Lynch. The interest rate charged on margin borrowing is LIBOR plus 0.65%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2013 was approximately $29,050,000 and 0.85%, respectively. At May 31, 2013, the principal balance outstanding was $10,900,000 and accrued interest expense was $544.

10.    Subsequent Events

On June 21, 2013, the Fund issued 10,939 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 9,601,072.

The Cushing® Royalty & Income Fund

Additional Information (Unaudited)

May 31, 2013

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2013, the aggregate compensation paid by the Fund to the independent trustees was $39,657. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the period from the Fund’s inception through June 30, 2012 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate is for the period ended May 31, 2013 was 45.95%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to shareholders of The Cushing® Royalty and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® Royalty & Income Fund

Board Approval of Investment

Management Agreement (Unaudited)

May 31, 2013

On May 23, 2013, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the terms of the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds investing primarily in the energy sector; (b) other products managed by the Adviser; and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that while the leveraged management fee for the Fund was near the median, the total expense ratio of the Fund was among the lowest in the peer group. The Board of Trustees concluded that the investment advisory fees to be received by the Adviser and total expense ratio for the Fund were at least near the median for the peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against its peer group. The Board of Trustees observed, among other things, that although the Fund’s performance (other than net asset value total return year-to-date performance) generally lagged its peer group over most analysis periods, the Fund had been in operation for only slightly over a year.

Other Considerations

The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund. The Board of Trustees concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits”. The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Royalty & Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2012-12/31/2012	0	0	0	0
Month #2 01/01/2013-01/31/2013	0	0	0	0
Month #3 02/01/2013-02/28/2013	0	0	0	0
Month #4 03/01/2013-03/31/2013	0	0	0	0
Month #5 04/01/2012-04/30/2013	0	0	0	0
Month #6 05/01/2013-05/31/2013	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Royalty & Income Fund

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 6, 2013

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 6, 2013